EXHIBIT 99


                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each officer or director whose signature appears on the following page constitutes and appoints Val E. Jensen his true and lawful attorney and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Portland and state of Oregon on the 20th day of April, 1992.

                                       THE JENSEN PORTFOLIO, INC.



                                       By  VAL E. JENSEN
                                          --------------------------------------
                                           Val E. Jensen, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 20th day of April, 1992 by the following persons in the capacities indicated.

(1)  Principal Executive Officer:

     VAL E. JENSEN                     President and Director
     -----------------------------
     Val E. Jensen


(2)  Principal Accounting and Financial Officer:


     MARK C. JENSEN                    Secretary and Director
     -----------------------------
     Mark C. Jensen


(3)  Directors:

     VAL E. JENSEN                     Director
     -----------------------------
     Val E. Jensen


     GARY W. HIBLER                    Director
     -----------------------------
     Gary W. Hibler

     MARK C. JENSEN                    Director
     -----------------------------
     Mark C. Jensen


     LOUIS B. PERRY                    Director
     -----------------------------
     Louis B. Perry


     NORMAN W. ACHEN                   Director
     -----------------------------
     Norman W. Achen